Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (the “Amendment”) is made as of this 31st day of January, 2020, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation, SPH GROUP HOLDINGS LLC, a Delaware limited liability company, STEEL EXCEL INC., a Delaware corporation, API AMERICAS INC., a Delaware corporation, IGO, INC., a Delaware corporation (collectively, the “US Borrowers” and each individually, a “US Borrower”), CEDAR 2015 LIMITED, a private limited company incorporated in England and Wales (“UK Borrower” and together with US Borrowers, the “Borrowers” and each individually, a “Borrower”), each of the Guarantors listed on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”) and collectively with Borrowers, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions which are named on the signature pages hereto as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.       On November 14, 2017, the Borrowers, Guarantors, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, most recently by this Amendment, the “Credit Agreement”). All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.       In connection with the Credit Agreement (i) the UK Guarantors guaranteed the Obligations of the UK Borrower pursuant to that certain Composite Guaranty and Debenture, dated as of November 14, 2017, among the UK Guarantors and Administrative Agent (the “UK Guaranty 1”), (ii) API Group Limited f/k/a API Group PLC (“API Limited”) guaranteed the Obligations of the UK Borrower pursuant to that certain Guaranty and Indemnity, dated as of November 14, 2017, among API Limited and Administrative Agent (the “UK Guaranty 2” and together with the UK Guaranty 1, collectively, the “UK Guaranty Agreements”), (iii) the Guarantors guaranteed the Obligations of (x) the UK Borrower pursuant to that certain Continuing Agreement of Guaranty and Suretyship (UK Obligations), dated as of November 14, 2017, executed by US Guarantors in favor of Administrative Agent and Lenders (the “US Guaranty 1”) and (y) the US Borrowers pursuant to that certain Continuing Agreement of Guaranty and Suretyship (US Obligations), dated as of November 14, 2017, executed by US Guarantors in favor of Administrative Agent and Lenders (the “US Guaranty 2”, and together with the US Guaranty 1, collectively, the “US Guaranty Agreements”) and (iv) each of the US Borrowers and Guarantors guaranteed the Obligations of, among others, API Americas Inc., a Delaware corporation (“API US”) on a joint and several basis. API US, together with the API (USA) Holdings Ltd., UK Borrower, the UK Guarantors and API Limited are hereinafter referred to collectively as the “API Entities” and each individually, as an “API Entity”.

C.       The Borrowers have informed Administrative Agent and Lenders that, due to the loss of certain major customers, adverse market conditions and other factors which have contributed to underperformance, the outlook of the API Entities has and will continue to deteriorate without a clear path to turnaround and, as such, the API Entities intend to commence winding up their affairs and respective businesses, whether by a sale of certain operations or assets of the API Entities and/or by commencing a dissolution, out of court liquidation, administration or other Relief Proceedings (all such sales, dissolutions, liquidations, administration or other Relief Proceedings, collectively, the “API Wind-Up Process”).

D.       Effective on or about January 30, 2020, the API Foils North America Pension Plan and the obligations relating to the withdrawal liability payments owed by API Americas Inc. to the Teamsters Local 11 Pension Plan were transferred to and assumed by Steel Excel Inc. and the API US 401(K) plan will be transferred to Steel Excel Inc. or another domestic Subsidiary of Steel (collectively, the “US Plan Liability Transfer”).

E.       The Borrowers have requested, inter alia, that Administrative Agent and the Lenders amend certain terms and provisions of the Credit Agreement in order to reflect that the API Wind-Up Process will not, in and of itself, constitute an Event(s) of Default, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement to accommodate the foregoing Borrower request.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.       Amendments to Credit Agreement. On the Fifth Amendment Effective Date (defined below):

(a)       The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

Consolidated EBITDA for any period of determination shall mean, as to any Person, with respect to any period, an amount equal to: (a) the Consolidated Net Income of such Person for such period, plus (b) the sum of (each, to the extent deducted in the computation of such Consolidated Net Income and without duplication), (i) depreciation and amortization for such period, (ii) Interest Expense for such period, (iii) the provision for income taxes for such period, (iv) non-cash accruals for such period for environmental liabilities (to the extent that the aggregate amount of all such accruals previously added back pursuant to this clause (iv) following the date hereof and which remain accruals, net of reasonably anticipated recoveries or third party contributions, do not exceed $25,000,000), (v) fees and expenses incurred in connection with the Transactions prior to or within 60 days after the Closing Date, including, but not limited to, bank fees, legal fees and appraisal fees, (vi) non-cash compensation expense, (vii) other non-cash, non-recurring costs and expenses (excluding any non-cash charge, expense or loss that results in an accrual of a reserve for cash charges in any future period and any non-cash charge, expense or loss relating to write-offs, write-downs or reserves with respect to accounts or inventory), (viii) fees and expenses incurred in connection with the an Acquisition or Disposition permitted hereunder, incurred prior to or within 60 days after the closing date of such Acquisition or Disposition, (ix) fees and expenses described in Section 7(d) of the Fifth Amendment and (x) professional, legal and related fees and expenses incurred by Steel and its Subsidiaries and paid to third-parties in connection with the services performed evaluating, planning and executing the API Wind-Up Process which, for the avoidance of doubt, excludes expenses recorded directly by the API Entities, minus (c)(i) non-cash, non-recurring items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary of course of business) and (ii) cash expenses incurred during such period in connection with environmental liabilities to the extent accruals relating to such environmental liabilities were added back pursuant to clause (b)(iv) of this definition, (iii) any benefits from income taxes for such period; provided however, that in the determination of Consolidated EBITDA of the Loan Parties, such Consolidated EBITDA calculation shall (i) exclude EBITDA generated or attributable to WebBank, WebBank Holding Corp. and Steel Investments LLC, but shall include, without duplication, an amount equal to the WebBank EBITDA Contribution and (ii) not include Consolidated EBITDA generated by the Excluded Subsidiaries in an amount in excess of $1,000,000.

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Consolidated Net Income shall mean, with respect to any Person for any period, the aggregate of the net income (loss) from continuing operations of such Person and its Subsidiaries, on a consolidated basis, including amounts attributable to noncontrolling interests, attributable to such period; provided, that, (a) the net income of any Person that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions paid or payable to such Person or a wholly owned Subsidiary of such Person; (b) except to the extent included pursuant to the foregoing clause, the net income of any Person accrued prior to the date it becomes a wholly owned Subsidiary of such Person or is merged into or consolidated with such Person or any of its wholly owned Subsidiaries or the date that Person’s assets are acquired by such Person or by any of its wholly owned Subsidiaries shall be excluded; (c) [reserved]; (d) extraordinary gains and losses, gains and losses in connection with the inventory hedging program of such Person and its Subsidiaries, non-cash pension expense and credits and realized and unrealized gains or losses on derivatives and gains or losses due to the change in the value of investment portfolio(s) consisting of Capital Stock, bonds, notes or securities or other investments, or due to the change in the inventory levels of inventory accounted for on a last-in, first-out basis shall each be excluded; (e) any gain and any non-cash loss (but not any cash loss) together with any related provision for Taxes for such gain and non-cash loss (but not any cash loss) realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including dispositions pursuant to sale and leaseback transactions) or of any Capital Stock of such Person or a Subsidiary of such Person shall be excluded; (f) any net income or loss realized as a result of changes in accounting principles or the application thereof to such Person shall be excluded; and (g) for the trailing four fiscal quarters ending March 31, 2020 , the net income (loss) (excluding any costs associated with Steel and its Subsidiaries overhead allocations) of each API Entity that participated in the API Wind-Up Process so as to effectuate a dissolution or liquidation of such entity shall be excluded so long as (i) the API Wind-Up Process with respect to each API Entity was commenced on or before February 28, 2020 and (ii) Administrative Agent has received, in form and substance acceptable to Administrative Agent, a consolidating statement of operations as soon as available and in any event within 45 days after the end of each fiscal quarter (90 days in the case of a fiscal year end) indicating such net income (loss) and costs associated with Steel and its Subsidiaries overhead allocations.

Individual Swing Loan Sublimit shall mean (i) $30,000,000 with respect to Steel Excel Inc. and (ii) $20,000,000 with respect to SPH Group Holdings LLC.

(b)       The following definitions are hereby added to Section 1.1 of the Credit Agreement in their property alphabetical order:

API US shall have the meaning ascribed to it in the Fifth Amendment.

API Entity shall have the meaning ascribed to it in the Fifth Amendment.

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API Wind-Up Process shall have the meaning ascribed to it in the Fifth Amendment.

Fifth Amendment shall mean that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Lenders party thereto, Administrative Agent, the Guarantors, the UK Guarantors and the Borrowers.

Fifth Amendment Effective Date shall mean January 31, 2020.

US Plan Liability Transfer shall have the meaning ascribed to it in the Fifth Amendment.

(c)       The following Subsections 9.1.14 and 9.1.15 are hereby added to Section 9.1 of the Credit Agreement:

9.1.14       Claims Against Administrative Agent or any Lender. If any administrator, trustee, pension regulator, Official Body, unsecured creditors committee or other Person, whether similar or dissimilar, or office in any official capacity asserts, alleges or makes any claim whatsoever against or with respect to Administrative Agent, any Lender, or either of their respective rights under or related to the Loan Documents, or any of them, including, without limitation, any attempt to avoid any Liens or any Obligations or payments received, or assert that any such entities were recipients of any preferential transfer(s) or any fraudulent transfer(s) or conveyance(s) with respect to any of the Obligations or the UK Obligations arising out of, related to or in connection with the Fifth Amendment, this Agreement, any other Loan Document, the API Wind-Up Process, including any actions taken by, or the role of, Administrative Agent or any Lender in any Relief Proceeding associated therewith, or otherwise, the Loan Parties shall indemnify and defend Administrative Agent and the Lenders against any such claims or actions and take all steps necessary to ensure that such claims and/or actions are settled, dismissed (if applicable, with prejudice) or released (all at no cost to the Administrative Agent or any Lender). The failure of the Loan Parties to so indemnify and defend Administrative Agent and Lenders, subject to the longer of any statutory filing period or thirty (30) days of receipt of such notice from Agent or any Lender to any Loan Party, shall constitute an Event of Default, provided that for avoidance of doubt, all such indemnification claims shall be included as Obligations under the Credit Agreement and provided further that in all events, the Loan Parties shall indemnify and reimburse Administrative Agent and Lenders for all fees, costs and expenses, including attorneys’ fees and financial consultant fees, as applicable, incurred in conjunction with any such claims or actions, upon demand.

9.1.15       UK Obligations and Amounts Borrowed by API US. Notwithstanding anything to the contrary contained in Section 9.1.1 [Payments Under Loan Documents], the failure of Loan Parties to repay all amounts owing to Administrative Agent and Lenders with respect to the UK Obligations and the Revolving Credit Loans borrowed by API US, plus all fees, costs and expenses incurred in connection therewith, on or prior to the date set forth in Section 3 of the Fifth Amendment shall constitute an Event of Default.

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(d)       Section 9.2.1 [Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings] is hereby amended and restated in its entirety as follows:

9.2.1       Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Sections 9.1.1 [Payments Under Loan Documents] through 9.1.11 [Change of Control], Section 9.1.13 [WebBank], Section 9.1.14 [Claims Against Administrative Agent or any Lender] or Section 9.1.15 [UK Obligations and Amounts Borrowed by API US] shall occur and be continuing, the Lenders and Administrative Agent shall be under no further obligation to make Loans and the Issuing Lender shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders shall, (i) by written notice to the Borrowing Agent, terminate the Revolving Credit Commitments and declare the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind (other than the written notice to the Borrowing Agent referred to in this clause (i)), all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as Cash Collateral, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Administrative Agent and the Lenders, and grant to the Administrative Agent and the Lenders a security interest in, all such cash as security for the Letter of Credit Obligations; and

(e)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Section 2.1 [Revolving Credit Commitments], upon and after the Fifth Amendment Effective Date, neither the UK Borrower nor API US shall be permitted to borrow Revolving Credit Loans or request the issuance of Letters of Credit and as such no further Loans or Letters of Credit shall be extended to or for the benefit of the UK Borrower or API US, respectively.

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(f)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Sections 8.2.4 [Loans and Investments] and 8.2.5 [Dividends and Related Distributions] upon and after the Fifth Amendment Effective Date, no Investments, loans, advances, contributions, distributions, dividends, intercompany transfers or similar transfers, including Wind-Up Loans (as defined below) (collectively “Intercompany Transfers”) may be made by Steel or its Subsidiaries to any API Entity in an aggregate amount in excess of $7,500,000, without the prior written consent of the Required Lenders (which consent may be granted or withheld in the Required Lenders’ sole and absolute discretion) and no Loan Party nor any API Entity may make any loans or advances to any employee of such API Entity, provided, however, the following shall be permitted until the completion of the API Wind-Up Process: (i) Intercompany Transfers required of an API Entity (other than API US and API (USA) Holdings Ltd.) by an administrator appointed in a Relief Proceeding involving the UK Borrower and UK Guarantors so long as such administrator is not an employee or Affiliate of Steel or its Subsidiaries and (ii) sales and other commercial transactions in the ordinary course of business between API US and any other API Entity or between any API Entities on terms no less favorable than would be obtained in an arm’s length transaction with a non-Affiliate. Subject to applicable Law and appropriate order(s) of a court of competent jurisdiction (if required), the maker of the Wind-Up Loans shall not be prohibited from obtaining a security interest to secure the Wind-Up Loans in (x) any encumbered asset of API US so long as such security interest is subordinated to the interest of Administrative Agent on terms and conditions acceptable to Administrative Agent in its sole discretion or (y) any unencumbered asset of API US; provided, however, to the extent that API US seeks to use cash collateral in any Relief Proceeding and Administrative Agent seeks replacement liens and adequate protection liens, including with respect to previously unencumbered assets, any such maker of such Wind-Up Loans which has been granted a security interest in any assets of API US shall subordinate its liens on terms and conditions reasonably satisfactory to Administrative Agent. For purposes hereof, “Wind-Up Loans” shall mean loans and advances by non-API Entity Loan Parties to API US for the purpose of effectuating the API Wind-Up Process with respect to API US.

(g)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Sections 8.2.6 [Liquidations, Mergers, Consolidations, Amalgamations, Acquisitions], 8.2.7 [Dispositions of Assets or Subsidiaries], Section 8.4 [UK Pension Matters], 9.1.11 [Change of Control], 9.1.7 [Final Judgments or Orders], or 9.1.12 [Relief Proceeding], the API Wind-Up Process shall not constitute a Change of Control or an Event of Default under the Credit Agreement.

(h)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Section 9.1.10 [Events Relating to Pension Plans and Multiemployer Plans], the US Plan Liability Transfer shall not constitute an Event of Default under the Credit Agreement.

(i)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Sections 5.7.3 [Sale of Assets] and 5.7.6 [Application of Payments; Application Among Interest Rate Options], all proceeds received or recovered from any claims Administrative Agent or any Lender has or may have against API US and/or API (USA) Holdings Ltd (whether under or in connection with any liquidation, reorganization, receivership, assignment for the benefit of creditors or a case under 11 U.S.C. § 101 et seq.) shall be delivered to Administrative Agent for the benefit of the Lenders and applied first to payment of that portion of the Obligations constituting unpaid fees, indemnities, expenses and other amounts, including reasonable attorney fees, payable to the Administrative Agent in its capacity as such, second to payment of that portion of the Obligations constituting unpaid fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including reasonable attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause payable to them, and third as a prepayment of Revolving Credit Loans constituting API US Loans (as defined below).

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(j)       Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, Section 5.7.3 [Sale of Assets], all proceeds received or recovered by the Administrative Agent or any Lender from the sale or realization of assets of the UK Borrower, API Limited and/or the UK Guarantors constituting Collateral (whether under or in connection with any liquidation, administration, reorganization, receivership or other analogous process or otherwise) shall be delivered to Administrative Agent for the benefit of the Lenders and shall be applied first to payment of that portion of the UK Obligations constituting unpaid fees, indemnities, expenses and other amounts, including reasonable attorney fees, payable to the Administrative Agent in its capacity as such, second to payment of that portion of the UK Obligations constituting unpaid fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including reasonable attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause payable to them, third as a repayment of the UK Loans constituting the UK Obligations.

(k)       API US has indicated that, in conjunction with a proceeding under 11 U.S.C. § 101 et seq., it may require the use of Administrative Agent’s and Lenders’ cash collateral under Section 363 of the Bankruptcy Code in order to fund the corresponding Relief Proceeding and finance the business of API US during such Relief Proceeding, including through a sale or liquidation of the Collateral owned by API US and/or API (USA) Holdings, Ltd. The Lenders hereby agree that subject to the terms of a consensual stipulation and the entry of a court order(s), all on terms and conditions satisfactory to the Administrative Agent in its sole discretion, including the granting of replacement liens and other adequate protection acceptable to the Administrative Agent and the possibility of a carveout for professional fees, costs and expenses, each Lender’s consent to the sale of the Collateral owned by API US and/or API (USA) Holdings, Ltd., in such Relief Proceeding, a plan of reorganization or liquidation corresponding to such Relief Proceeding, any and all actions Administrative Agent deems appropriate to take in such Relief Proceedings and/or the use of cash collateral on such terms agreed to by the Administrative Agent shall be deemed granted. Such cash collateral shall be used for the purposes specified in a budget approved by the Administrative Agent (which budget may be amended from time to time in Administrative Agent’s discretion) and in accordance with the terms, conditions, and limitations set forth in the stipulation, the approved budget and the applicable court order(s).

(l)       Schedule 1.1 (B) to the Credit Agreement is hereby amended and restated in its entirety with the Schedule 1.1 (B) attached hereto as Annex B.

2.       Representations, Warranties and Covenants. Each Loan Party and each API Entity hereby:

(a)       represents and warrants that, as of the date hereof and both before and after giving effect to this Amendment and the institution of API Wind-Up Process, each of the Loan Parties (other than the API Entities) is and shall remain Solvent;

(b)       reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Loan Documents and confirms that after giving effect to this Amendment, all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(c)       reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of each Loan Party and each API Entity to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

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(d)       represents and warrants that, after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing under any of the Loan Documents;

(e)       represents and warrants that since September 30, 2019, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(f)       represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, and all related agreements, instruments, and documents to which such Loan Party or API Entity, as applicable, is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment, and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(g)       represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party and such API Entity, as applicable, in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

3.       UK Obligations and Amounts Borrowed by API US. As more fully stated in the below Section 4, Borrowers are indebted to Administrative Agent and Lenders under the Credit Agreement in connection with certain Revolving Credit Loans, including, without limitation, Revolving Credit Loans borrowed by UK Borrower comprising UK Obligations and Revolving Credit Loans borrowed by API US (for purposes of this Amendment, the “API US Loans”). As consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party and each API Entity hereby acknowledge, consent and agree that all amounts owing to Administrative Agent and Lenders with respect to the UK Obligations and the API US Loans, plus all fees, costs and expenses incurred to date in connection therewith, are immediately due and payable on the date hereof by the API Entities and the Loan Parties, without any deduction, defense, setoff, claim or counterclaim. The failure to pay the UK Obligations and the API US Loans shall not constitute an Event of Default under the Credit Agreement so long as the UK Obligations and the API US Loans continue to comprise a portion of the Obligations owing, without defense, setoff, claim or counterclaim, by the non-API Entity Loan Parties and (i) the remaining balance, if any, of the UK Obligations and all accrued but unpaid interest, fees, costs and expenses associated therewith shall be due and payable by the non-API Entity Loan Parties upon the earliest of (A) completion of the administration proceedings with respect to the UK Borrower and the UK Guarantors, (B) the 18 month anniversary of the Fifth Amendment Effective Date and (C) acceleration of the Obligations in accordance with the terms of the Credit Agreement, and (ii) the remaining balance, if any, of the API US Loans, and all accrued but unpaid interest, fees, costs and expenses associated therewith shall be due and payable by the non-API Entity Loan Parties upon the earliest of (A) the sale or liquidation of all or substantially all of the assets of the API US and API (USA) Holdings Ltd. or, if API US files for Chapter 11 protection under the United States Bankruptcy Code in connection with the API Wind-Up Process, the scheduled date of distributions under a confirmed plan of reorganization or liquidation with respect to API US, (B) the 18 month anniversary of the Fifth Amendment Effective Date and (C) acceleration of the Obligations in accordance with the terms of the Credit Agreement. For the avoidance of doubt, the UK Obligations and the API US Loans shall continue to accrue interest at the Applicable Margin until such UK Obligations and API US Loans are Paid in Full and shall be each non-API Entity Loan Party’s joint and several obligations as provided for in the Credit Agreement and the other Loan Documents.

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4.       Confirmation of Indebtedness. Each Loan Party and each API Entity acknowledges and agrees that as of the close of business on January 29, 2020, Borrowers were indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of (a) $232,202,382.00 in connection with the Revolving Facility Usage (which includes $211,148,788.42 of Revolving Credit Loans (of which 19,000,000.00 GBP are UK Loans and $44,388,238.42 are API US Loans), $11,000,000.00 of outstanding Swing Loans and $10,096,018.63 of Letter of Credit Obligations), and (b) $190,000,000.00 for the Term Loans, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

5.       Acknowledgments.

(a)       Each Loan Party hereby (i) covenants and agrees that the Continuing Agreement of Guaranty and Suretyship (US Guarantied Obligations) and the Continuing Agreement of Guaranty and Suretyship (UK Obligations), both dated November 14, 2017, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Guarantor to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents and (ii) confirms, acknowledges and agrees that any and all amounts owed in connection with the Loans, the Credit Agreement and the other Loan Documents, including, without limitation, with respect to any API Entity, shall be paid promptly when due in accordance with the terms of this Amendment, the Credit Agreement and the other Loan Documents and are and continue to be each Loan Party’s joint and several obligations, as applicable, as provided for in the Credit Agreement and the other Loan Documents.

(b)       Each UK Guarantor hereby (i) covenants and agrees that the Composite Guaranty and Debenture, dated as of November 14, 2017, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of UK Borrower and each other UK Guarantor to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents and (ii) confirms, acknowledges and agrees that any and all amounts owed in connection with the UK Loans, the Credit Agreement and the other Loan Documents, including, without limitation, with respect to any API Entity, shall be paid promptly when due in accordance with the terms of this Amendment, the Credit Agreement and the other Loan Documents and are and continue to be each UK Guarantor’s joint and several obligation as provided for in the Credit Agreement and the other Loan Documents.

(c)       API Limited hereby (i) covenants and agrees that the Composite Guaranty and Debenture, dated as of November 14, 2017, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, shall remain in full force and effect and shall continue to cover the existing and future Obligations of UK Borrower to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents and (ii) confirms, acknowledges and agrees that any and all amounts owed in connection with the UK Loans, the Credit Agreement and the other Loan Documents, including, without limitation, with respect to any API Entity, shall be paid promptly when due in accordance with the terms of this Amendment, the Credit Agreement and the other Loan Documents and are and continue to be API Limited’s obligation as provided for in the Credit Agreement and the other Loan Documents.

6.      Fees. Prior to the effectiveness of this Amendment, Borrowers shall pay to the Administrative Agent for the benefit of the Lenders approving this Amendment (each, an “Approving Lender”), a non-refundable amendment fee (“Amendment Fee”) in an aggregate amount equal to $690,000, representing a ten (10) basis point fee based on each Approving Lender’s respective Commitment.

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7.       Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)       Administrative Agent shall have received this Amendment duly executed by Lenders, the Borrowers, the Guarantors, the UK Guarantors and API Limited;

(b)       Administrative Agent shall have received evidence satisfactory to Administrative Agent that the board of directors or equivalent governing body of each API Entity has approved the commencement of the API Wind-Up Process;

(c)       Administrative Agent shall have received each of the agreements and documents (all fully executed, as applicable) listed on the Closing Checklist attached hereto as Exhibit A;

(d)       The Loan Parties shall have (i) paid the Amendment Fee and (ii) paid and/or reimbursed Administrative Agent for all of its fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto, including without limitation the fees and expenses of its counsel and FTI Consulting, Inc., as its financial advisor, incurred through the Fifth Amendment Effective Date;

(e)       Administrative Agent shall have received a thirteen week cash flow analysis and projections for the API Entities for the period beginning with the week of the Fifth Amendment Effective Date;

(f)       After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing;

(g)       The representations and warranties set forth herein must be true and correct in all material respects; and

(h)       Execution and/or delivery of all other agreements, instruments and documents requested by Administrative Agent to effectuate and implement the terms hereof.

8.       Post-Closing Obligations.

(a)       On or before February 28, 2020, the API Entities shall have commenced the API Wind-Up Process.

(b)       On or before the sixtieth (60th) day after the end of each fiscal quarter, the Loan Parties shall conduct conference calls with senior management of the Loan Parties, Administrative Agent and the Lenders (at such times agreed by Steel and Administrative Agent) to discuss the financial performance of the Loan Parties and provide updates on the API Wind-Up Process.

(c)       As soon as reasonably practicable, Borrowers shall provide such projections, cash flow analysis and other financial statements and/or information as reasonably requested by Administrative Agent.

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9.       UK Swingline. The Loan Parties hereby represent and warrant that the amount outstanding in connection with the UK Swingline Documentation is $0.00.

10.       Reaffirmation of the Loan Documents. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the other Loan Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

11.       Release. As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party and each API Entity hereby waives and releases and forever discharges Administrative Agent and the Lenders and their respective officers, directors, equity holders, members, partners, Subsidiaries, Affiliates, parents, employees, advisors, attorneys, professionals, accountants, investment bankers, consultants, agents, other representatives, successors and assigns thereof (collectively, the “Released Parties” and each individually a “Released Party”) from any and all claims, liabilities, demands, damages, losses, actions and causes of action whatsoever which any Loan Party or any API Entity may now have or claim to have against the Administrative Agent or any Lender or any other Released Parties, in each case as of the date hereof, arising at law or in equity, whether presently known or unknown and of any nature and extent whatsoever, on account of or in any way affecting, concerning or arising out of or founded upon this Amendment, the Credit Agreement or the other Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Obligations or any of the Loan Documents up to and including the date hereof. Each Loan Party and each API Entity, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party or any API Entity pursuant to the above release.  If any Loan Party or any API Entity, or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party or API Entity, as applicable, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

12.       No Waiver; Reservation of Rights. This Amendment should not be construed to limit the right of Administrative Agent and the Lenders to act without any other or further notice to any Loan Party or any API Entity in accordance with the terms of the Credit Agreement, any of the Loan Documents or applicable law. Neither anything contained herein nor any amendment to the Credit Agreement entered into in connection herewith shall be deemed to be a waiver of any of the rights and remedies available to the Administrative Agent and the Lenders under applicable law, the Credit Agreement or any of the Loan Documents, and the Administrative Agent and the Lenders expressly reserve all rights and remedies under the Credit Agreement, the Loan Documents and applicable law against the Loan Parties and the API Entities, including, without limitation, any and all rights and remedies with respect to the API Wind-Up Process. Administrative Agent and the Lenders do not waive any Potential Default or Event of Default which may have occurred prior to the date hereof, which may exist on the date hereof, or which may occur hereafter. A Default or an Event of Default can only be waived pursuant to an agreement in writing executed by Administrative Agent and the applicable Lenders as set forth in the Credit Agreement. Any delay or failure by Administrative Agent or the Lenders in pursuing any rights or remedies as a result of any Potential Default or Event of Default or otherwise shall not be deemed a waiver of such Potential Default or Event of Default or any such rights or remedies.

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13.       Obligations Absolute. Each Loan Party and each API Entity acknowledge and agree that obligations of each Loan Party and each API Entity under the Loan Documents and this Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by this Amendment or by (a) any exercise or non-exercise of any right, remedy, power or privilege under applicable law or in respect of this Amendment, the Credit Agreement, the Loan Documents, or any document relating to the forgoing, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof or (b) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of any Loan Party or any API Entity as a matter of law, other than Payment in Full of all Obligations, including but not limited to all obligations under the Loan Documents and this Agreement.

14.       Further Assurances. Each Loan Party and each API Entity shall take actions as are necessary or as the Administrative Agent may request from time to time to ensure that the Obligations are secured by all of the Collateral as is requested by the Administrative Agent from time to time, and guaranteed by the Guarantors and the UK Guarantors in a manner satisfactory to the Administrative Agent, in each case including the execution and delivery of agreements, guaranties, security agreements, pledge agreements, deposit account control agreements, financing statements and other documents, the filing or recording of any of the foregoing as requested by the Administrative Agent from time to time and the establishment of one or more additional bank accounts (and the execution of one or more corresponding deposit account control agreements), including among other things, such documentation necessary to provide the Administrative Agent with first priority liens in and encumbrances on all Collateral and to address any lien perfection issues identified by the Administrative Agent from time to time. In addition, each Loan Party and each API Entity shall provide all information requested by the Administrative Agent related to the Collateral and the business operations of the API Entities and the other Loan Parties as the Administrative Agent may request from time to time.

15.       UCC Waivers. To the extent permitted by applicable Law, each Loan Party and each API Entity waives and renounces all rights which are waivable under Article 9 of the Uniform Commercial Code as such rights relate to any Loan Party’s or API Entity’s relationship with Administrative Agent and/or Lenders, whether such rights are waivable before or after default, including, without limitation, those rights with respect to compulsory disposition of collateral under U.C.C. §9-620, any right of redemption under U.C.C. §9-623, and any right to notice relating to disposition of collateral under U.C.C. §9-611.

16.       Indemnity. Each Loan Party and each API Entity hereby reaffirm its agreement under the applicable Loan Documents to pay or reimburse the Administrative Agent and Lenders for costs and expenses incurred by the Administrative Agent and the Lenders in accordance with the terms thereof, including without limitation any costs of professional advisors, including attorneys and financial consultants, and other expenses associated with or arising from this Amendment, the Credit Agreement, any Loan Document and/or the API Wind-Up Process.

17.       Miscellaneous.

(a)       No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)       The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

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(c)       No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)       The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)       This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

US BORROWERS

SPH GROUP HOLDINGS LLC

By: Steel Partners Holdings GP Inc., its Manager

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

STEEL EXCEL INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Vice President & Chief Financial Officer

API AMERICAS INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

HANDY & HARMAN GROUP LTD.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Senior Vice President

IGO, INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

UK BORROWER

CEDAR 2015 LIMITED

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Director

Signature Page to Fifth Amendment to Credit Agreement

GUARANTORS:	STEEL PARTNERS HOLDINGS L.P.

By: Steel Partners Holdings GP Inc., its General Partner

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

SPH GROUP LLC

By: Steel Partners Holdings GP Inc., its Managing Member

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

WEBFINANCIAL HOLDING LLC

By: WebFinancial Holding Corporation, its Managing Member

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

DGT HOLDINGS CORP.

STEEL SERVICES LTD.

WEBFINANCIAL HOLDING CORPORATION

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Chief Financial Officer

WEBBANK HOLDING CORP.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

BAIRNCO, LLC

BASIN WELL LOGGING WIRELINE SERVICE INC.

BLACK HAWK ENERGY SERVICES LTD.

HANDY & HARMAN

HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION

HANDY & HARMAN INTERNATIONAL, LTD.

HANDY & HARMAN OF CANADA, LIMITED

HANDY & HARMAN TUBE COMPANY, INC.

HANDYTUBE CORPORATION

INDIANA TUBE CORPORATION

JPS COMPOSITE MATERIALS CORP.

JPS INDUSTRIES HOLDINGS LLC

KASCO, LLC

LUCAS-MILHAUPT, INC.

LUCAS-MILHAUPT WARWICK LLC

MEX HOLDINGS LLC

MTE CORPORATION

OMG, INC.

OMNI TECHNOLOGIES CORPORATION OF DANVILLE

ROGUE PRESSURE SERVICES LTD.

SL DELAWARE HOLDINGS, INC.

SL INDUSTRIES, INC.

SL MONTEVIDEO TECHNOLOGY, INC.

SL POWER ELECTRONICS CORPORATION

SLMTI DS LLC

STEEL ENERGY SERVICES LTD.

SUN WELL SERVICE, INC.

WHX CS CORP.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Senior Vice President

BASEBALL HEAVEN INC.

STEEL SPORTS INC.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement

API (USA) HOLDINGS LTD.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

ATLANTIC SERVICE COMPANY, LIMITED

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Treasurer

Dunmore International Corp.

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Treasurer

OTHER GUARANTORS:	API Group Limited f/k/a API Group PLC

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API Group Services Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API-Stace Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API Laminates Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title:  Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

API Foils Holdings Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API Foils Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API Holographics Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

API Overseas Holdings Limited

By: /s/ Douglas B. Woodworth

Name: Douglas B. Woodworth

Title: Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By: /s/ Bryan Flory

Name: Bryan Flory

Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement

CITIZENS BANK, N.A., as a Lender

By: /s/ Douglas Moore

Name: Douglas Moore

Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

Truist BANK, formerly known as Branch Banking and Trust Company, successor by merger to SunTrust Bank, as a Lender

By: /s/ Steve Curran

Name: Steve Curran

Title: Director

Signature Page to Fifth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Melinda A. White

Name: Melinda A. White

Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Shane Johnson

Name: Shane Johnson

Title: Director

Signature Page to Fifth Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By: /s/ Nikhil Madhok

Name: Nikhil Madhok

Title: Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

SANTANDER BANK, N.A., as a Lender

By: /s/ Bruce H. Stanwood

Name: Bruce H. Stanwood

Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Marc Evans

Name: Marc Evans

Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement

TD BANK, N.A., as a Lender

By: /s/ Joseph C. Premont Jr.

Name: Joseph C. Premont Jr.

Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ James Riley

Name: James Riley

Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement